UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

August 7, 2019

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

301 Binney Street
Cambridge, Massachusetts	02142
(Address of principal	(Zip code)
executive offices)

(617) 621-7722

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	IRWD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Purchase Agreement

On August 7, 2019, Ironwood Pharmaceuticals, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with J.P. Morgan Securities LLC (the “Initial Purchaser”) relating to the issuance and sale by the Company to the Initial Purchaser of $175 million aggregate principal amount of the Company’s 0.75% Convertible Senior Notes due 2024 (the “2024 Notes”) and $175 million aggregate principal amount of the Company’s 1.50% Convertible Senior Notes due 2026 (the “2026 Notes” and, together with the 2024 Notes, the “Notes”). The Company also granted the Initial Purchaser an option to purchase within a 13-day period from, and including, the date of original issuance of the 2024 Notes and the 2026 Notes up to an additional $25 million aggregate principal amount of the Company’s 0.75% Convertible Senior Notes due 2024 and $25 million aggregate principal amount of the Company’s 1.50% Convertible Senior Notes due 2026. On August 12, 2019, the Initial Purchaser exercised this option in full. The Company intends to use the net proceeds from this offering, together with cash on hand, to redeem all of its outstanding 8.375% Notes due 2026, repurchase approximately $215 million aggregate principal amount of its outstanding 2.25% Convertible Notes due 2022 (the “2.25% Convertible Notes”), pay the cost of the Capped Call Transactions (as defined and described below) and, to the extent additional proceeds are available, fund general corporate purposes.

The Purchase Agreement includes customary representations, warranties and covenants. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchaser against certain liabilities.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Indentures and the Notes

The 2024 Notes and 2026 Notes were issued by the Company on August 12, 2019, pursuant to separate Indentures, each dated as of such date (each an “Indenture” and together the “Indentures”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”). The 2024 Notes will bear cash interest at the annual rate of 0.75% and the 2026 Notes will bear cash interest at the annual rate of 1.50%, each payable on June 15 and December 15 of each year, beginning on December 15, 2019. The 2024 Notes will mature on June 15, 2024 and the 2026 Notes will mature on June 15, 2026, unless earlier converted or repurchased. The Company will settle conversions of the Notes through payment or delivery, as the case may be, of cash, shares of Class A common stock of the Company (the “Class A common stock”) or a combination of cash and shares of Class A common stock, at the Company’s option (subject to, and in accordance with, the settlement provisions of the applicable Indenture). The initial conversion rate for each of the Notes is 74.6687 shares of Class A common stock (subject to adjustment as provided for in the applicable Indenture) per $1,000 principal amount of the Notes, which is equal to an initial conversion price of approximately $13.39 per share, representing a conversion premium of approximately 37.5% above the last reported sale price of Class A common stock of $9.74 per share on August 7, 2019.

Holders of the Notes may convert their Notes at their option at any time prior to the close of business on the business day immediately preceding December 15, 2023, with respect to the 2024 Notes, and December 15, 2025, with respect to the 2026 Notes, in multiples of $1,000 principal amount, only under the following circumstances:

•	during any calendar quarter commencing after the calendar quarter ending on December 31, 2019 (and only during such calendar quarter), if the last reported sale price of Class A common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price for the Notes on each applicable trading day;

•	during the five business day period after any five consecutive trading day period (the “measurement period”) in which the “trading price” (as defined in each Indenture) per $1,000 principal amount of Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of Class A common stock and the conversion rate for the Notes on each such trading day; or

•	upon the occurrence of specified corporate events described in each Indenture.

On or after December 15, 2023, with respect to the 2024 Notes, and December 15, 2025, with respect to the 2026 Notes, until the close of business on the second scheduled trading day immediately preceding the applicable maturity date, the holders of the Notes may convert their Notes, in multiples of $1,000 principal amount, regardless of the foregoing conditions.

If the Company experiences a fundamental change, as described in the Indentures, prior to the maturity date of the respective Notes, holders of such Notes will, subject to specified conditions, have the right, at their option, to require the Company to repurchase for cash all or a portion of their Notes at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, to, but not including, the fundamental change repurchase date. In addition, following certain corporate events that occur prior to the applicable maturity date of the Notes, the Company will increase the conversion rate for a holder who elects to convert its Notes in connection with such corporate event.

The Indentures provide for customary events of default. In the case of an event of default with respect to a series of Notes arising from specified events of bankruptcy or insolvency, all outstanding Notes of such series will become due and payable immediately without further action or notice. If any other event of default with respect to a series of Notes under the relevant Indenture occurs or is continuing, the Trustee or holders of at least 25% in aggregate principal amount of the then outstanding Notes of such series may declare the principal amount of such Notes to be immediately due and payable.

In certain circumstances if, at any time during the six-month period beginning on, and including, the date that is six months after the last date of original issuance of the Notes, the Company fails to timely file certain documents or reports required under the Securities Exchange Act of 1934, as amended, or the Notes are not otherwise freely tradable by holders of the Notes other than the Company’s affiliates, additional interest will accrue on each series of Notes during the period in which its failure to file has occurred and is continuing or such Notes are not otherwise freely tradable by holders other than the Company’s affiliates.

In addition, if, and for so long as, the restrictive legend on a series of Notes has not been removed, such Notes are assigned a restricted CUSIP number or such Notes are not otherwise freely tradable by holders other than the Company’s affiliates (without restrictions pursuant to U.S. securities laws or the terms of the relevant Indenture or such Notes) as of the 370th day after the last date of original issuance of the Notes, the Company will pay additional interest on such series of Notes equal to 0.50% per annum of the principal amount of such Notes for each day such Notes remain so restricted; provided, however, that no additional interest shall accrue or be owed until the fifth business day following written notification to the Company by the Trustee or any holder of such series of Notes requesting that the Company comply with the obligations under this paragraph (which notice may be given at any time after the 329th day after the last date of original issuance of such series of Notes).

The foregoing description of the Indentures and the Notes does not purport to be complete and is qualified in its entirety by reference to each of the Indentures and each form of Note, which are filed as Exhibits 4.1, 4.2, 4.3 and 4.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Capped Call Transactions

For purposes of this “Capped Call Transactions” section, the terms “2024 Notes,” “2026 Notes” and “Notes” refer to the notes issued by the Company under the Purchase Agreement on August 12, 2019 as well as the notes expected to be issued by the Company under such agreement in connection with the Initial Purchaser’s exercise of its option to purchase additional notes.

In connection with the offering of the Notes, on August 7, 2019, the Company entered into capped call transactions with JPMorgan Chase Bank, National Association and Credit Suisse Capital LLC (each, a “Counterparty” and together the “Counterparties,” and such transactions, the “Initial Capped Call Transactions”). The Company paid the Counterparties approximately $21.9 million to enter into the Initial Capped Call Transactions. In connection with the Initial Purchaser’s exercise of its option to purchase additional Notes, the Company entered into additional capped call transactions with the Counterparties (the “Additional Capped Call Transactions” and, together with the Initial Capped Call Transactions, the “Capped Call Transactions”). The Company will pay the Counterparties approximately $3.1 million to enter into the Additional Capped Call Transactions.

The Capped Call Transactions have an initial strike price of approximately $13.39 per share, which corresponds to the initial conversion price of the Notes and is subject to anti-dilution adjustments generally similar to those applicable to the Notes, and have a cap price of approximately $17.05 per share, representing an approximately 75% premium over the last reported sale price of the Class A common stock as of August 7, 2019, which cap price is subject to certain adjustments under the terms of the Capped Call Transactions. The Capped Call Transactions cover, subject to anti-dilution and certain other adjustments, 29,867,480 shares of Class A common stock, which is the same number of shares of Class A common stock expected to initially underlie the Notes.

The Capped Call Transactions are expected generally to reduce the potential dilution to the Class A common stock upon conversion of the Notes in the event that the market price per share of Class A common stock, as measured under the terms of the Capped Call Transactions, is greater than the strike price of the Capped Call Transactions as adjusted pursuant to the anti-dilution adjustments. If, however, the market price per share of Class A common stock, as measured under the terms of the Capped Call Transactions, exceeds the cap price of the Capped Call Transactions, there would nevertheless be dilution upon conversion of the Notes to the extent that such market price exceeds the cap price of the Capped Call Transactions.

The Company has been advised that, in connection with the Capped Call Transactions, the Counterparties or their respective affiliates may have entered, or may enter in the future, into various derivative transactions with respect to Class A common stock and/or purchased Class A common stock, in each case, concurrently with, or shortly after, the pricing of the Notes. This activity may impact the market price of Class A common stock or the Notes.

In addition, the Company has been advised that the Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivative transactions with respect to Class A common stock and/or by purchasing or selling Class A common stock or other securities of the Company, including the Notes, in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes. This activity could also impact the market price of Class A common stock or the Notes, which could affect the value of the shares of Class A common stock that a holder of Notes receives upon conversion of the Notes.

The Company intends to exercise options it holds under the Capped Call Transactions whenever Notes are converted on or after December 15, 2023, with respect to the 2024 Notes, and December 15, 2025, with respect to the 2026 Notes, and expects that upon any conversions of Notes prior to December 15, 2023 and December 15, 2025, respectively, or any repurchase of Notes by the Company, a corresponding portion of the Capped Call Transactions will be terminated. Upon such termination, the Company expects to receive from the Counterparties either a number of shares of Class A common stock with an aggregate market value equal to, or an amount of cash approximately equal to, the value of the Capped Call Transactions or portion thereof, as the case may be, being early terminated, subject to the terms of the Capped Call Transactions. The Company has been advised that the Counterparties or their respective affiliates, in order to unwind their hedge positions with respect to those exercised or terminated options, are likely to buy or sell shares of Class A common stock or other securities or instruments of the Company, including the Notes, in secondary market transactions or unwind various derivative transactions with respect to such Class A common stock. These unwind activities could have the effect of increasing or decreasing the trading price of Class A common stock and the Notes and could have the effect of increasing or decreasing the value of the consideration that holders of the Notes will receive upon conversion of the Notes.

The Capped Call Transactions are separate transactions entered into by and between the Company and the Counterparties and are not part of the terms of the Notes. Holders of the Notes do not have any rights with respect to the Capped Call Transactions.

The foregoing description of the Capped Call Transactions does not purport to be complete and is qualified in its entirety by reference to each of the Call Option Transaction Confirmations, which are filed as Exhibits 10.1, 10.2, 10.3 10.4, 10.5, 10.6, 10.7 and 10.8 to this Current Report on Form 8-K and are incorporated herein by reference.

Call Spread Unwind Transactions

The Company used a portion of the net proceeds from the offering to repurchase $215 million aggregate principal amount of the 2.25% Convertible Notes. In connection with the repurchase, the Company entered into agreements with the counterparties (the “Existing Option Counterparties”) to the Company’s existing convertible note hedge transactions, which were entered into in connection with the issuance of the 2.25% Convertible Notes, to terminate a portion of such existing convertible note hedge transactions in a notional amount corresponding to the amount of the 2.25% Convertible Notes repurchased (the “Call Spread Unwind Agreements”). Pursuant to the Call Spread Unwind Agreements, the Existing Option Counterparties are expected to terminate a portion of the Company’s existing warrant transactions with the Existing Option Counterparties in respect of the 2.25% Convertible Notes.

The foregoing description of the Call Spread Unwind Agreements does not purport to be complete and is qualified in its entirety by reference to each of the Call Spread Unwind Agreements, which are filed as Exhibits 10.9 and 10.10 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K under the heading “Indentures and the Notes” is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As described in Item 1.01 of this Current Report on Form 8-K, on August 12, 2019, the Company issued $175 million aggregate principal amount of 2024 Notes and $175 million aggregate principal amount of 2026 Notes to the Initial Purchaser pursuant to the terms of the Purchase Agreement. The Company offered and sold the Notes to the Initial Purchaser in a private placement in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for resale by such Initial Purchaser to “qualified institutional buyers” pursuant to the exemption from registration provided by Rule 144A under the Securities Act. Neither the Notes nor the underlying shares of Class A common stock (if the Company elects to settle conversions of the Notes through delivery of shares of Class A common stock) have been registered under the Securities Act or may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This Current Report on Form 8-K contains forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including, but not limited to, statements about notes expected to be issued by the Company under the Purchase Agreement in connection with the Initial Purchaser’s exercise of its option to purchase additional notes, the Company’s anticipated use of the net proceeds from the offering, the expected benefits of the Capped Call Transactions and the anticipated impact of any trading activity in connection with these transactions. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include, without limitation, management’s discretion with respect to the allocation of the net proceeds from the offering and the risk that the Capped Call Transactions will not reduce the potential dilution to the Class A common stock and/or offset any cash payments the Company is required to make. In addition, applicable risks also include those that are listed under the heading “Risk Factors” and elsewhere in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, and in the Company’s subsequent filings with the Securities and Exchange Commission. Except as otherwise noted, these forward-looking statements speak only as of the date of this Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

1.1	Purchase Agreement, dated as of August 7, 2019, between Ironwood Pharmaceuticals, Inc. and J.P. Morgan Securities LLC.

4.1	Indenture, dated as of August 12, 2019, by and between Ironwood Pharmaceuticals, Inc. and U.S. Bank National Association (including the form of the 0.75% Convertible Senior Note due 2024).

4.2	Indenture, dated as of August 12, 2019, by and between Ironwood Pharmaceuticals, Inc. and U.S. Bank National Association (including the form of the 1.50% Convertible Senior Note due 2026).

4.3	Form of 0.75% Convertible Senior Note due 2024 (included in Exhibit 4.1).

4.4	Form of 1.50% Convertible Senior Note due 2026 (included in Exhibit 4.2).

10.1	Base Call Option Transaction Confirmation for the 2024 Notes, dated as of August 7, 2019, between Ironwood Pharmaceuticals, Inc. and JPMorgan Chase Bank, National Association.

10.2	Base Call Option Transaction Confirmation for the 2026 Notes, dated as of August 7, 2019, between Ironwood Pharmaceuticals, Inc. and JPMorgan Chase Bank, National Association.

10.3	Base Call Option Transaction Confirmation for the 2024 Notes, dated as of August 7, 2019, between Ironwood Pharmaceuticals, Inc. and Credit Suisse Capital LLC.

10.4	Base Call Option Transaction Confirmation, for the 2026 Notes, dated as of August 7, 2019, between Ironwood Pharmaceuticals, Inc. and Credit Suisse Capital LLC.

10.5	Additional Call Option Transaction Confirmation for the 2024 Notes, dated as of August 12, 2019, between Ironwood Pharmaceuticals, Inc. and JPMorgan Chase Bank, National Association.

10.6	Additional Call Option Transaction Confirmation for the 2026 Notes, dated as of August 12, 2019, between Ironwood Pharmaceuticals, Inc. and JPMorgan Chase Bank, National Association.

10.7	Additional Call Option Transaction Confirmation for the 2024 Notes, dated as of August 12, 2019, between Ironwood Pharmaceuticals, Inc. and Credit Suisse Capital LLC.

10.8	Additional Call Option Transaction Confirmation for the 2026 Notes, dated as of August 12, 2019, between Ironwood Pharmaceuticals, Inc. and Credit Suisse Capital LLC.

10.9	Call Spread Unwind Agreement, dated as of August 7, 2019, between Ironwood Pharmaceuticals, Inc. and JPMorgan Chase Bank, National Association.

10.10	Call Spread Unwind Agreement, dated as of August 7, 2019, between Ironwood Pharmaceuticals, Inc. and Credit Suisse Capital LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONWOOD PHARMACEUTICALS, INC.

By:	/s/ Gina Consylman
Name:	Gina Consylman
Title:	Senior Vice President & Chief Financial Officer

Date: August 13, 2019